PROVIDENT BANKSHARES C O R P O R A T I O N

May 2005

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements, including those regarding the Company’s prospective performance, plans, strategies and expectations, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future events, plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The Company’s ability to predict results or the actual effects of its performance, plans, strategies and expectations, including those with respect to its merger with Southern Financial Bancorp, Inc., is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including the retention of key personnel; the ability to effect the proposed capital recovery and optimization plan; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in general economic conditions, interest rates, deposit flows, loan demand, real estate values, competition, and the demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios; inability to successfully carry out marketing and/or expansion plans; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

AGENDA

COMPANY BACKGROUND PROVIDENT- ‘YESTERDAY’ PROVIDENT- ‘TODAY’ KEY STRATEGIES—‘TOMORROW’ FINANCIAL PERFORMANCE

COMPANY BACKGROUND

1886—Founded as a Mutual Thrift 1987—Converted to Commercial Bank 1993—Retail Banking Expansion 1997 – Citizen’s Savings Bank Merger

2004 – Southern Financial Merger

PROVIDENT BANKSHARES

C O R P O R A T I O N

HISTORICAL MEASURES

($ millions) 1992

Branch Network 36 Net Income $4.2 Total Assets $1,634.0 Return on Assets 0.27% Return on Equity 3.71% Non-interest Income to Total Revenues 20.0% Retail Checking Accounts 33,000

BANKING OFFICE NETWORK - 1993

42 BRANCHES

Winchester Charlottesville Richmond Washington DC Baltimore Virginia Beach

PROVIDENT BANKSHARES

C O R P O R A T I O N

RETAIL EXPANSION STRATEGY

High Performance Checking

In-Store Branch Network

PROVIDENT BANKSHARES

C O R P O R A T I O N

IN-STORE STRATEGY

High Performance Checking Delivery Spoke and Hub Approach Provident In-Store Distinction

Product Partner People Programs

PROVIDENT BANKSHARES

C O R P O R A T I O N

PROVIDENT’S IN-STORE DIFFERENCE

*PEOPLE* *PARTNERS* *PRODUCT* *PROGRAM*

HISTORICAL MEASURES

($ millions) 1996

Branch Network 44 Net Income $23.0 Total Assets $2,798.8 Return on Assets 0.86% Return on Equity 12.24% Non-interest Income to Total Revenues 30.5% Retail Checking Accounts 145,000

PROVIDENT BANKSHARES

C O R P O R A T I O N

BANKING OFFICE NETWORK

1993 and 1997

1997:

66 Branches

1993:

42 Branches Winchester Charlottesville Richmond Washington DC Baltimore Virginia Beach

STRATEGIC ALLIANCES

1997

Expansion into VA/Washington Metro Area

Merger with First Citizens Financial Corporation Partnership with Shoppers Food

PROVIDENT BANKSHARES

C O R P O R A T I O N

VIRGINIA AND WASHINGTON

METRO EXPANSION

BRANCH NETWORK

44

51

15

53

15

59

24

66

32

65

35

66

43

67

51

66

83

1996 1997 1998 1999 2000 2001 2002 2003 1Q05

Washington Metro/VA

Baltimore

VIRGINIA AND WASHINGTON

METRO EXPANSION

TOTAL AWARENESS

100 90 80 70 60 50 40 30

4Q97 4Q98 4Q99 1Q 00 1Q 01 1Q 02 1Q 03 1Q04 1Q05

Baltimore

Sub MD

Virginia

UPDATED RESULTS

($ millions) 1996 2004

Branch Network 44 149 Net Income $23.0 $60.3

Total Assets $2,798.8 $6,572.2

Return on Assets 0.86% 1.00% Return on Equity 12.24% 11.80% Non-interest Income to Total Revenues 30.5% 35.2% Retail Checking Accounts 145,000 292,000

PROVIDENT BANKSHARES CORPORATION

STRATEGIC MERGER

2004

Merger with

Southern Financial Bancorp, Inc.

Add 30 Branches to the Virginia Network Compliment Commercial and Small Business

PROVIDENT BANKSHARES

C O R P O R A T I O N

BANKING OFFICE NETWORK

1993 to 2004

2004: Winchester Charlottesville Richmond Washington DC Baltimore Virginia Beach

149 Branches

1997:

66 Branches

1993:

42 Branches

WHERE WE ARE TODAY

Consumer, Small Business and Commercial Banking Focus

430,000 Customer Relationships

149 Branches in the Key Urban Metropolitan Areas of Baltimore, Washington and Richmond

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE PROVIDENT FRANCHISE

Branches located in Maryland and

Virginia’s best markets

County Demographics

Provident Branches

growth greater than 8%

growth between 4-8%

growth less than 4%

WHERE WE ARE TODAY

Commercial and Consumer Banking

Commercial

60% Commercial Business in Virginia Small Business and Middle Market Focus

Consumer

68% consumer bosuness in maryland convenient access depth and breadth of value oriented products and services

PROVIDENT BANKSHARES

C O R P O R A T I O N

KEY STRATEGIES

Maximize Provident’s Position as the “Right Size” Bank in the Marketplace Grow and Deepen Consumer and Small Business Relationships in Maryland and Virginia Grow and Deepen Commercial and Real Estate Relationships in Maryland and Virginia Move from a Product Driven Organization to a Customer Relationship Focused Sales Culture Create a High Performance Culture that Focuses on Employee Development and Retention

Improve Financial Fundamentals

PROVIDENT BANKSHARES

C O R P O R A T I O N

THE “RIGHT SIZE” BANK

“We will continue to provide the products and services of our largest competitors, while delivering the level of service found in only the best community banks.”

PROVIDENT BANKSHARES

C O R P O R A T I O N

GROW AND DEEPEN CONSUMERAND SMALL BUSINESS

RELATIONSHIPS IN MARYLANDAND VIRGINIA

PROVIDENT BANKSHARES

C O R P O R A T I O N

PROVIDENT BANK BRANCHES

TRADITIONAL/IN-STORE

60

59 51

42 42

15 33 18

89

5 8 10 10

56 58 58 59

50 50 51

36 37 34 34 34

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 1Q05

Traditional

In-Store/ATM Plus

CONSUMER LOAN AND DEPOSIT

GROWTH

LOANS

DEPOSITS

(Excluding CD/IRA)

$1,930 $1,891 $1,682 $1,194 $1,536 $1,089 $1,394 $906 $797 $663

2001 2002 2003 2004 1Q05

2001 2002 2003 2004 1Q05

Baltimore VA/Wash

CAGR 2001-2004* Loans 13.5% CAGR 2001-2004* Deposits 7.9%

Average Balances (millions) Loans exclude acquired residential

*includes SFFB in 2001 base

SMALL BUSINESS GROWTH

2001 1Q05

Total Loans $15 $136

Total Deposits $151 $371

Customer Relationships 18,368 30,000

Period End Balances ($ millions)

GROW AND DEEPEN COMMERCIAL AND REAL ESTATE

RELATIONSIONSHIPS IN MARYLAND AND VIRGINIA

PROVIDENT BANKSHARES

C O R P O R A T I O N

COMMERCIAL LOAN AND DEPOSIT/REPO GROWTH

LOANS

DEPOSIT/REPO

$961 $791 $856 $1,444 $1,684 $1,050 $982

$680 $579

$426

2001 2002 2003 2004 1Q05

Baltimore VA/Wash

2001 2002 2003 2004 1Q05

Average Balances (millions) Loans exclude acquired loans

CAGR 2001-2004* Loans 11.5% CAGR 2001-2004* Deposits 25.7%

*includes SFFB in 2001 base

CUSTOMER RELATIONSHIP FOCUSED SALES CULTURE

Segmented Customer Base Retention of Valued Customers Cross-sell

Success Centers on Executing “Right Size” Bank Commitment

PROVIDENT BANKSHARES

C O R P O R A T I O N

HIGH PERFORMANCE CULTURE FOCUSED ON EMPLOYEE

Continued High Priority on Employee Development and Retention

Focus on Employee’s Development and their Approach with Our Customers

Employee Development Critical to Successful Execution of “Right Size” Bank Strategy

PROVIDENT BANKSHARES

C O R P O R A T I O N

IMPROVE FINANCIAL

FUNDAMENTALS

PROVIDENT BANKSHARES

C O R P O R A T I O N

IMPROVED FUNDAMENTALS

Transformed Balance Sheet Higher Absolute Earnings Improved Earnings Quality

HISTORICAL MEASURES

($ millions) 1992

Branch Network 36

Net Income $4.2

Total Assets $1,634.0

Return on Assets 0.27%

Return on Equity 3.71%

Non-interest Income to Total Revenues 20.0%

Retail Checking Accounts 33,000

30

PROVIDENT BANKSHARES

C O R P O R A T I O N

COMPONENTS OF EARNING ASSETS

1995

1Q05

32% 44%

24%

38%

51%

11%

Investment Securities

Commercial/ Consumer Loans

Residential & Acquired Loans

31

CONSUMER LOANS

Total Consumer Loans $1.8 Billion

1Q05

Residential & Acquired

35%

Marine

24%

2%

Other

Home Equity 39%

Average Balances

Home Equity 4 YR CAGR 23%

COMMERCIAL LOANS

Total Commercial Loans $1.7 Billion

1Q05

Residential Construction

15%

C&I

40%

Commercial Construction

17%

Mortgage

28%

Average Balances

PERFORMANCE RESULTS

Net Interest Margin

Efficiency Ratio

3.58% 67.3%

62.0%

2.89%

2001 1Q05 2001 1Q05

PERFORMANCE RESULTS

Return on Assets Leverage Capital Ratio

7.93%

1.14% 7.13%

0.81%

2001 1Q05 2001 1Q05

ASSET QUALITY IMPROVEMENT

NON PERFORMING LOANS TO LOANS

Period End

NET CHARGE OFFS TO AVERAGE LOANS

Annualized

0.71% 1.04% $21.8 $28.8 0.83% $21.1 0.80% $22.3 0.72% $25.7 0.65% 0.46% $23.2 $12.1

0.34% $8.7 0.27% 0.24% $9.0 $8.5*

2001 2002 2003 2004 1Q05

2001 2002 2003 2004 1Q05

($ millions)

*Annualized

INTEREST RATE RISK

Asset Sensitivity Low Equity Duration Floating Rate Investments

PROVIDENT BANKSHARES

RETAIL DDA FEES

ANNUAL FEES PER ACCOUNT

300,000 250,000 200,000 150,000 100,000 50,000 0 $200 $150 $100 $50 $0

1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 1Q05

Accounts on Hand Average Fee Income Per Consumer DDA

GROWTH POTENTIAL

Southern Financial Provident

– Retail Checking

Accounts on Hand 500 2,400

–Home Equity

Originations $90,000 $2,400,000

(Approximates Average Balances per Branch)

PROVIDENT BANKSHARES

C O R P O R A T I O N

REVENUE OPPORTUNITY

Retail checking accounts grew 31,000 to 282,000

Now have 600,000 total retail accounts and 42,000 commercial

Initiatives create new opportunities for “right size” bank in our footprint

PROVIDENT BANKSHARES

C O R P O R A T I O N

EARNINGS PER SHARE

$2.05 $2.13 $1.88 $0.56 $1.56 $0.56 $0.53 $0.48 $0.54 $0.53 $0.52 $0.41 $0.49 $0.52* $0.40 $0.31 $0.37 $0.44 $0.47 $0.51 0.54

2001 2002 2003 2004 1Q05

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

* Excludes loss on securities of $.18 diluted EPS

DIVIDEND TREND

$1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $1.09 $1.01 $0.93 $0.85 $0.75

6.00% 5.25% 4.50% 3.75% 3.00% 2.25% 1.50% 0.75% 0.00%

2001 2002 2003 2004 1Q05*

Cash Dividend Dividend Yield

*Annualized

Equity Summary Total Return Comparison

91.91%

53.93% 51.81% 41.14% 30.71% 29.41%

12.81% 4.79%

Since 12/31/00 Since 12/31/01 Since 12/31/02 Since 12/31/03

SNL Bank PBKS

Through 3/31/05

RECONCILIATION

(averages in billions)

2001 2002 2003 2004 1Q05

LOANS

Consumer & Commercial Loans $1.50 $1.70 $1.90 $2.53 $2.87

Acquired & Residential Loans 1.60 1.01 0.70 0.75 0.67

Total Loans $3.10 $2.71 $2.60 $3.28 $3.54

DEPOSITS

Customer Deposits $2.50 $2.69 $2.83 $3.35 $3.39

Brokered 1.04 0.58 0.32 0.31 0.37

Total Deposits $3.54 $3.27 $3.14 $3.66 $3.76

PROVIDENT BANKSHARES

CORPORATION

(www.provbank.com)

Contact:

Media: Lillian Kilroy: (410) 277-2833

Investment Community: Tricia Ferrick: (703) 352-2583

48

PROVIDENT BANKSHARES

C O R P O R A T I O N